Restructuring	12 Months Ended
Dec. 31, 2018
Restructuring [Abstract]
Disclosure of Restructuring [text block]

Restructuring

Restructuring forms part of the Group’s strategy implementation. We have defined measures that aim to strengthen the bank, position it for growth and simplify its organizational set-up. The measures also target to reduce adjusted costs through higher efficiency, by optimizing and streamlining processes, and by exploiting synergies.

Restructuring expense is comprised of termination benefits, additional expenses covering the acceleration of deferred compensation awards not yet amortized due to the discontinuation of employment and contract termination costs related to real estate.

in € m.	2018	2017	2016
Corporate & Investment Bank	287	81	292
Private & Commercial Bank	55	360	141
Asset Management	19	6	47
Non-Core Operations Unit	–	–	4
Total Net Restructuring Charges	360	447	484

in € m.	2018	2017	2016
Restructuring – Staff related	367	430	491
thereof:
Termination Benefits	248	402	432
Retention Acceleration	113	26	54
Social Security	6	2	5
Restructuring – Non Staff related	(6)	17	(7)
Total Net Restructuring Charges	360	447	484

Provisions for restructuring amounted to € 585 million, € 696 million and € 741 million as of December 31, 2018, December 31, 2017 and December 31, 2016, respectively. The majority of the current provisions for restructuring are expected to be utilized in the next two years.

During 2018, 3,000 full-time equivalent staff was reduced through restructuring (2017: 2,045 and 2016: 1,451).

Full-time equivalent staff	2018	2017	2016
Corporate & Investment Bank	1,002	502	356
Private & Commercial Bank	767	1,054	453
Asset Management	92	38	101
Infrastructure/Regional Management	1,138	451	541
Total full-time equivalent staff	3,000	2,045	1,451